SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
        (e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                        DESTINY MEDIA TECHNOLOGIES, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and O-11.

         1)      Title of each class of securities to which transaction applies:
                 _______________________________________________________________

         2)      Aggregate number of securities to which transaction applies:
                 _______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________

         4)      Proposed maximum aggregate value of transaction:
                 _______________________________________________________________

         5)      Total fee paid:
                 _______________________________________________________________

[ ]     Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously paid:________________________________________
         2)      Form Schedule or Registration Statement No.:___________________
         3)      Filing Party:__________________________________________________
         4)      Date Filed:____________________________________________________

                        DESTINY MEDIA TECHNOLOGIES, INC.
                          950-555 West Hastings Street
                             Vancouver, B.C. CANADA
                                     V6B 4N4
Tel:  1-604-609-7736
Fax:  1-604-609-0611                                               www.DSNY.com
                                                                   ------------







Dear Shareholder:


     I am pleased to invite you to attend the Annual Meeting of Shareholders of Destiny Media Technologies, Inc., which will be held at 9:00 a.m., Vancouver time, ____________, ____________, 2001, at the Company's offices at 950 - 555
West Hastings Street, Vancouver, British Columbia, Canada V6B 4N4.

     The election of five directors is scheduled for consideration at this Meeting, as well as a proposal to amend the Company's 1999 Stock Option Plan to increase the number of common shares authorized for issuance under the Plan and the approval of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending August 31, 2001. The Meeting will also provide an opportunity to review with you the business and affairs of the Company during 2000 and give you a chance to meet your directors.

     Whether you plan to attend or not, please date, sign and return the enclosed Proxy in the accompanying envelope. Instructions are included with the Proxy. Your vote is important no matter how many shares you own. If you do attend the Meeting and desire to vote in person, you may do so even though you have previously submitted your Proxy.

     Thank you for your support of Destiny Media Technologies, Inc. I look forward to seeing you at the Meeting.

                                                     Sincerely,



                                                     Steve Vestergaard,
                                                     Chief Executive Officer

                        Destiny Media Technologies, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held                 , 2001
                                   ----------------

TO OUR SHAREHOLDERS:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Destiny Media Technologies, Inc. ("DMT" or the "Company") will be held at the Company's offices at 950 - 555 West Hastings Street, Vancouver, British Columbia, Canada V6B 4N4 at 9:00 A.M. (Vancouver Time) on , , 2001. The Annual Meeting is being held for the following purposes:

     1. To elect a Board of five Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected. The persons nominated by the Board of Directors of the Company (Messrs. Vestergaard, Kolic, Foisy, Louie and Langs) are described in the accompanying Proxy Statement;

     2. To approve an amendment to the Company's 1999 Stock Option Plan (the "Plan"), increasing the number of common shares authorized for issuance under the Plan by 1,200,000 shares, from 2,550,000 shares to 3,750,000 shares;

     3. To approve the appointment of KPMG LLP as the Company's independent accountants, to audit the Company's books and records for the fiscal year ending August 31, 2001; and

     4. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

     Only shareholders of record of Common Stock at the close of business on February 8, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any of its adjournments or postponements.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                          Steve Vestergaard
                                              President

Vancouver, British Columbia
             , 2001
-------------

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                        Destiny Media Technologies, Inc.

                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held            , 2001
                                     -----------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies, Inc., a Colorado corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders to be held at #950 - 555 West Hastings Street, Vancouver, British Columbia, Canada V6B 4N4 at 9:00 A.M. (Vancouver Time) on , , 2001, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on February 8, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. At the record date, 24,651,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of capital stock of the Company.

     The Company's principal executive offices are located at #950 - 555 West Hastings St., Vancouver, British Columbia, Canada V6B 4N4.

VOTING PROCEDURES

     A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. A majority of the issued and outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Approval of the Amendment to the 1999 Stock Option Plan and appointment of KPMG LLP will each require the affirmative vote of a majority of the issued and outstanding shares of Common

Stock. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.

     This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about , 2001.

                              ELECTION OF DIRECTORS

     In accordance with the Bylaws of the Company, the Company's directors are elected at each Annual Meeting of Shareholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws of the Company provide that the Board of Directors shall consist of one or more directors as fixed from time to time by a vote of a majority of the entire Board of Directors. The Board of Directors currently has fixed the number of directors at five.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as directors:

                                Steve Vestergaard
                                    Ed Kolic
                                   Greg Foisy
                                  Howard Louie
                                Lawrence J. Langs

     If elected, each nominee is expected to serve until the 2002 Annual Meeting of Shareholders and his successor is duly elected and qualified. The five nominees for election as directors at the Annual Meeting who received the highest number of affirmative votes will be elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                     ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES

     The following table sets forth certain information with respect to the nominees.

                      Year First
                      Elected or
 Nominees     Age     Appointed               Principal Occupation
 --------     ---     ---------               --------------------

Steve         34         1999     Mr.  Vestergaard  is  President and a Director
Vestergaard                       of the Company.  He  has been employed by  the
                                  Company  since  June   1999  when  the Company
                                  began   negotiations   to   purchase   Destiny
                                  Software Productions Inc. His responsibilities
                                  include coordinating strategy,  planning,  and
                                  product development.  Mr.  Vestergaard devotes
                                  100%  of  his  time  to  the  affairs  of  the
                                  Company.   He   has   been   involved  in  the
                                  software development  industry since 1982,  at
                                  which  time  he  founded  a   private  company
                                  called Tronic Software.  Tronic Software was a
                                  developer of computer games  which  were  sold
                                  by  mail order.  In 1990 he became employed by
                                  Distinctive Software  Inc.,  a  company  which
                                  later  changed  its name  to  Electronic  Arts
                                  Canada.   At  Electronic  Arts  Canada  he was
                                  involved in developing game products.  In 1991
                                  he  became  the  Chief  Executive  Officer  of
                                  Destiny Software Productions, Inc.  At Destiny
                                  Software Productions Inc. his responsibilities
                                  included    not    only   general   managerial
                                  functions,   but   also   supervision  of  the
                                  development of computer games. Mr. Vestergaard
                                  holds  an  International Baccalaureate  Degree
                                  and a Bachelor of Science  Degree in  Computer
                                  Science  from   the   University   of  British
                                  Columbia.   It   is   anticipated   that   Mr.
                                  Vestergaard  will  devote substantially all of
                                  his  business  time  to the business   of  the
                                  Company  during  the fiscal year ending August
                                  31, 2001.

                      Year First
                      Elected or
 Nominees     Age     Appointed               Principal Occupation
 --------     ---     ---------               --------------------

Ed Kolic      40        1999      Mr.  Kolic  is the Chief Operating Officer and
                                  Secretary.    His   responsibilities   include
                                  overseeing  the   marketing   efforts  of  the
                                  Company.  He  devotes  100% of his time to the
                                  affairs of the Company.  From 1988 until 1995,
                                  he was  employed  as  the  President of Target
                                  Canada Production Ltd. His experience includes
                                  the   production  of  documentary  television,
                                  educational  and  information  programming for
                                  the Canadian Educational Television  Networks,
                                  large  screen  interactive  presentation media
                                  for international  conferences  and a range of
                                  communication    programs    for    corporate,
                                  government  and  institutional  clients.  From
                                  1993 until 1997, he was a partner in a private
                                  company called Jacqueline Conoir Designs Ltd.,
                                  which  is  a fashion design house.  At  Conoir
                                  Designs   Ltd.   he   developed   all  of  the
                                  marketing, communications and image strategies for the company. From 1997 until June of 1999, he was the president of WonderFall Productions
                                  Inc., a computer game development company, which he sold to the Company in June of 1999.
                                  Mr. Kolic devotes substantially all of his business time to the Company.

Lawrence J.   40        2000      Mr.  Langs   most   recently  worked  as  Vice
Langs                             President of  Business  Development at MP3.com
                                  (Nasdaq: MPPP). Prior to MP3.com, Larry had  a
                                  variety of  experience  as  a  technology  and
                                  entertainment  lawyer and a senior  management
                                  consultant  as well as a technology  advocate.
                                  Mr. Langs   worked   with   his associates  at
                                  Interactive  Media  Consulting  as  legal  and
                                  business  counsel  exclusively  to  clients in
                                  the  interactive  media  industry  since 1991.
                                  From  1995  to  1996,  Mr.  Langs  was  acting
                                  Business Development Manager for the New Media
                                  Division  of Sybase,  where he  was   involved
                                  with    strategic    interactive    television
                                  initiatives and with developing and  executing
                                  strategic    relationships    with    Internet
                                  companies.   Prior  experience  also  includes
                                  several  years  as  an  Investment  Banker for
                                  Chemical   Bank   in   New  York,  and  Senior
                                  Strategic Consultant  for  Arthur D. Little in
                                  Boston. Mr. Langs holds a Juris Doctorate from
                                  Boston   University   School  of  Law,  and  a
                                  Master's  Degree in Finance and Management  of
                                  Technology from the Sloan School of Management at M.I.T. He is a member of the New York Bar.

                     Year First
                      Elected or
 Nominees     Age     Appointed               Principal Occupation
 --------     ---     ---------               --------------------

Howard Louie  39        1999      Mr. Louie  is  a member of the Company's Board
                                  of  Directors.  His private and public company
                                  activity  during  the past five years includes
                                  serving  as  the  President  and a Director of
                                  Unimet  Capital  Corp.  from  1992 until 1997.
                                  Unimet Capital Corp. is a  private  investment
                                  group  which  provides  advisory  services  in
                                  corporate finance for both public and  private
                                  corporations.  From 1994 until 1997, he served
                                  as  the  President and a Director of GR Unimet
                                  Financial  Corp.  which  is  a  joint  venture
                                  between   Unimet   Capital  Corp.  and   Grand
                                  Resources Group Joint, a financial institution
                                  based in Hong Kong.  During 1998 and 1999, Mr.
                                  Louie   was   a   Managing   Director  of  D&G
                                  Investment  Corp., a  private Canadian company
                                  incorporated   in   the  province  of  British
                                  Columbia involved in investing in private companies located in British Columbia. As a member of the Company's Board of Directors, Mr. Louie devotes approximately 10% of his time to the affairs of the Company.

Greg Foisy    38        1999      Mr.  Foisy  is a member of the Company's Board
                                  of Directors.  From 1986 until 1991, Mr. Foisy
                                  worked  in  sales  with Apollo Computer, which
                                  subsequently became  the  workstation division
                                  of Hewlett-Packard. In 1991 he became employed
                                  by a company  called  Interactive  Development
                                  Environments, a software company  specializing
                                  in development tools.  He opened up the  first
                                  offices  in Canada for Interactive Development
                                  Environments  and was successful in making the
                                  Canadian organization one of the top producing
                                  regions   within   that   company.   He   left
                                  Interactive Development  Environments  in 1995
                                  and founded a private company called Red Brick
                                  Systems.  Red Brick Systems is  a  provider of
                                  database technology for the  Data  Warehousing
                                  and Decision  Support  market  space  and  was
                                  involved  in  providing loyalty management and
                                  click-stream  analysis  for companies involved
                                  in e-commerce or internet access. In 1998, Red
                                  Brick  Systems  was  purchased  by  a  company
                                  called Informix.  Mr. Foisy is now employed as
                                  the Director of Sales for Data Warehousing for
                                  Informix.   As  a   member  of  the  Board  of
                                  Directors, Mr. Foisy devotes approximately 5% of his time to the affairs of the Company.

     Directors are elected for one-year terms or until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     There are no family relationships among the officers and directors. There is no arrangement or understanding between the Company (or any of its directors or officers) and any other person pursuant to which such person was or is to be selected as a director or officer.

Board Meetings and Board Committees

     The Board of Directors held three meetings during 2000. Each of the Company's directors attended all of these meetings (held during the period for which he has been a director).

     In November 2000, Messrs. Foisy, Louie and Langs were appointed to our Compensation and Audit Committees.


          PROPOSAL TO AMEND THE 1999 STOCK OPTION PLAN TO INCREASE THE
           NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

     The Board of Directors of the Company has unanimously approved an amendment to the Company's 1999 Stock Option Plan. A copy of the Plan is attached as Exhibit "A" to this Proxy Statement. The proposed amendment is to increase the number of shares of the Company's common stock authorized for issuance under the Plan by 1,200,000 shares, from 2,550,000 shares to 3,750,000 shares (15.2% of the issued and outstanding stock of the Company). This amendment increasing the number of shares authorized for issuance under the Plan is being requested due to the fact that, of the 2,550,000 shares currently reserved for issuance, 2,358,500 have been reserved for issuance to date, leaving only 191,500 shares which may be issued subject to option in the future. The Company expects to increase the number of employees employed by the Company in the foreseeable future. In order to allow the Company to attract, retain and motivate these new employees, management believes that it is in the best interests of the Company to increase the number of shares reserved for issuance under the Plan.

REQUIRED VOTE

     The approval of the amendment to the 1999 Stock Option Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN.

             PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG LLP. AS OUR
                             INDEPENDENT ACCOUNTANTS

     Our Board of Directors has recommended the appointment of KPMG LLP ("KPMG") as our independent accountants for our fiscal year ending August 31, 2001, subject to your approval. In November 2000, our Board appointed an audit committee, consisting of Messrs. Foisy, Louie and Langs. KPMG will have unrestricted access to our Audit Committee to discuss audit findings and other financial matters. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
       APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2001.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reflects all forms of compensation for services to our Company for the years ended August 31, 2000 and 1999, of the then chief executive officer of our Company, as well as those persons who received in excess of $100,000 in annual compensation from our Company during the aforesaid time.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                            ----------------------------------------

                                Annual Compensation                 Awards          Payouts
                          -------------------------------   ----------------------  -------

                                                  Other                 Securities             All
                                                  Annual    Restricted  Underlying            Other
                                                  Compen-     Stock      Options/     LTIP   Compen-
     Name and                 Salary       Bonus  sation     Award(s)      SARs     Payouts  sation
Principal Position  Year       ($)          ($)     ($)        ($)         (#)        ($)      ($)
------------------  ----  ---------------  -----  ------     --------    -------    -------  ------
Steve               2000  $86,000(CDN)      -0-    -0-          -0-      375,000      -0-      -0-
Vestergaard,
CEO, President      1999   $7,167(CDN)(1)   -0-    -0-          -0-        -0-        -0-      -0-

----------------

(1) Mr. Vestergaard assumed his position with our Company on August 1, 1999.


     We have no formal plan for compensating our Directors for their service in their capacity as Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. Our Board of Directors may award special remuneration to any Director undertaking any special services on behalf of the Company other than services ordinarily required of a Director. During fiscal 2000, no Director received and/or accrued any compensation for his services as a Director, including committee participation and/or special assignments.

     We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our Company's Directors or Executive Officers. Other than the

Plan described  under Proposal No. 1, we have no other formal stock option plans
which  has  been  approved  by  regulatory   authorities   or  other   long-term
compensation program.

EMPLOYMENT AGREEMENTS

     Messrs. Vestergaard and Kolic are the only employees of our Company who serve pursuant to written employment agreements. Following are summaries of these employment agreements. Copies of the agreements are available as exhibits to Destiny's periodic reports filed with the Securities and Exchange Commission.

Steve Vestergaard

     On August  1,  1999,  we  entered  into an  employment  agreement  with Mr.
Vestergaard, which provides for Mr. Vestergaard to serve our Company in the positions of Chief Executive Officer and President. The agreement provides for a term of 24 months, at an annual salary of $86,000 (CDN). In addition, the agreement provides for a six month severance if Mr. Vestergaard is discharged for no cause. Upon a change in control of our Company, Mr. Vestergaard is entitled to receive one year salary, plus an additional two years of performance bonus, plus a waiver on the vesting provisions relating to his stock options previously granted to him.

Ed Kolic

     Also on August 1, 1999, we entered into an employment agreement with Mr. Kolic, which provides for Mr. Kolic to serve our Company in the positions of Chief Operating Officer and Secretary. The agreement provides for a term of 24 months, at an annual salary of $86,000 (CDN). In addition, the agreement provides for a six month severance if Mr. Kolic is discharged for no cause. Upon a change in control of our Company, Mr. Kolic is entitled to receive one year salary, plus an additional two years of performance bonus, plus a waiver on the vesting provisions relating to his stock options previously granted to him.

     During Fiscal 2000, no funds were set aside or accrued by our Company to provide pension, retirement or similar benefits for Directors or Executive Officers.

     Except as indicated above, we have no plans or arrangements in respect of remuneration received or that may be received by our Executive Officers in Fiscal 2001 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Executive Officer.

     Other than that disclosed above, no compensation was paid during Fiscal 2000 to any of the officers or directors of the Company to the extent that they were compensated in excess of $100,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and person who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. All of the aforesaid persons are required by SEC regulation to furnish the Company with copies of all

Section 16(a) forms they file. Based solely upon a review of reports submitted and representations made to Destiny Media Technologies, Inc., we believe that during the fiscal year ended August 31, 2000, all of our executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 20, 1999, we completed the purchase of Destiny Software, a private corporation wholly owned by Steve Vestergaard, our current president. The purchase price was 1,800,000 shares of our restricted common stock.

     In June 1999, Destiny Software purchased WonderFall from Mr. Ed Kolic, our Secretary and Chief Operating Officer. In exchange for all of the shares of WonderFall, Mr. Kolic was paid $20,000 (CDN) by our Company at closing.

     In September 1999, Jade Co., a private company owned by one of our minority shareholders, loaned us the principal sum of $250,000 to assist in covering operating expenses. This amount has since been repaid through the issuance of 773,400 shares of our common stock. This loan was unsecured, non-interest bearing and was due upon demand.

     Other than described above, there have been no transactions since August 24, 1998 (Date of Inception), or proposed transactions, which have materially affected or will materially affect the Company in which any Director, Executive Officer, or beneficial holder of more that 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates has had or will have any direct or material indirect interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below lists the beneficial ownership of the Company's Common Stock by each person known by us to be the beneficial owner of more than 5% of such securities, as well as by all of our directors and officers, as of February 8, 2001, the record date of the Annual Meeting. Unless otherwise indicated, each person listed possesses sole voting and investment power with respect to the shares shown.

   Name and Address of          Amount and Nature of
     Beneficial Owner           Beneficial Ownership        Percent of Class
--------------------------      --------------------      --------------------

Steve Vestergaard(1)                   5,622,056                  21.5%
2105-688 Station Hill
Burnaby, B.C., V3N 4X5
Canada

Ed Kolic(2)                              630,556                   2.4%
812 Baycrest Drive
N. Vancouver, B.C. V7G 1N8
Canada

   Name and Address of          Amount and Nature of
     Beneficial Owner           Beneficial Ownership        Percent of Class
--------------------------      --------------------      --------------------

Howard Louie(3)                          333,300                   1.3%
701-1550 W. 15th Ave.
Vancouver, B.C.
Canada

Greg Foisy(4)                            120,200                    *
2345 Ontario St.
Oakville, Ontario L6L 1A6
Canada

Lawrence J. Langs                         35,200                    *
1138 9th Street, Suite F
Santa Monica, CA 90403


All Officer and Directors              6,741,312                  25.9%
as a Group (5 persons)

------------------------
 * Less than 1%

(1)  Includes vested options to purchase 330,556 shares of common stock.
(2)  Includes vested options to purchase 330,556 shares of common stock.
(3)  Includes vested options to purchase 142,800 shares of common stock.
(4)  Includes vested options to purchase 95,200 shares of common stock.
(5)  Includes vested options to purchase 35,200 shares of common stock.


                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2002 Annual Meeting of Shareholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at Destiny's executive offices at #950 - 555 West Hastings Street, Vancouver, British Columbia, Canada V6B 4N4, addressed to the attention of the Secretary, no later than 2001.

                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                          ANNUAL REPORT ON FORM 10-KSB

     OUR ANNUAL REPORT ON FORM 10-KSB, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MR. STEVE VESTERGAARD, PRESIDENT, DESTINY MEDIA TECHNOLOGIES, INC., #950 -- 555 West Hastings Street, Vancouver, British Columbia, Canada V6B 4N4.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than what has been described above. If any other matters are properly presented at the Annual Meeting, its is the intention of the person named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on these matters.

                                    ON BEHALF OF THE BOARD OF DIRECTORS


                                             Steve Vestergaard
                                                 President

Vancouver, British Columbia
                    , 2001
--------------------

                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        Destiny Media Technologies, Inc.

The undersigned, a shareholder of Destiny Media Technologies, Inc., a Colorado corporation (the "Company"), hereby appoints Steve Vestergaard and Ed Kolic, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on , 2001, and any adjournments thereof, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

The Board of Directors recommends a WITH vote on Proposal ONE, and a FOR vote on Proposals Two and Three.

1.   ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement.

              |_|   WITH           |_|   WITHOUT THE AUTHORITY TO VOTE FOR THE
                                         NOMINEES LISTED BELOW

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH, OR
                     OTHERWISE STRIKE OUT, THE NAME BELOW.)

      Steve Vestergaard  Ed Kolic  Lawrence J. Langs  Greg Foisy  Howard Louie

2. APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN, INCREASING THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER.

                        |_| FOR   |_| AGAINST   |_| ABSTAIN

3. APPROVAL OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.

                        |_| FOR   |_| AGAINST   |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. With respect to such other business that may properly come before the meeting and any adjournments thereof, said proxy is authorized to vote in accordance with its best judgment.

This proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE AND TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

         IMPORTANT: Please sign name exactly as it appears on your Certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorizing officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE                                         Date
          ------------------------------------        --------------------------

SIGNATURE                                         Date
          ------------------------------------        --------------------------

Note: Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.